UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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(The following is the text of information to be posted by management on various Company internal communications media, sent by e-mail, or provided by means of oral presentations to groups of employees.)

KEY MESSAGES TO ASSOCIATES
The following information is for management to use to encourage Raymond James associates to review the Company’s proxy materials and vote their shares:

•	The Raymond James Financial, Inc. (RJF) 2016 Annual Meeting of Shareholders will be held at 4:30 p.m. ET on February 18, 2016, in the Tower 3 Learning Center in St. Petersburg, Florida.

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Associates may hold RJF shares in up to three different ways, and each form of ownership requires a different method of voting during the voting period, from January 14, 2016, through February 18, 2016. Employees may hold shares:

◦	As a beneficial owner, such as via a brokerage account, including shares acquired through the Employee Stock Purchase Program (ESPP);

◦	As a participant in the Employee Stock Ownership Plan (ESOP); or

◦	As a registered holder, if the shareholder’s name is listed directly on our share register.

•
Associate shareholders will cast ballots this year on elections to the Board of Directors, an advisory vote to approve executive compensation, approval of the Amended and Restated 2012 Stock Incentive Plan, and ratification of KPMG as the company’s auditors.

•	Associate shareholders may receive proxy materials in different forms, depending on the type of account they hold or how they have elected to receive such communications, including:

◦	In hard copy (paper) through the mail;

◦	In the form of links to the proxy statement contained in an email, combined with hard copy (paper) delivery of the proxy/voting instruction card through the mail (Associate ESOP participants);

◦	If they have chosen electronic delivery through a brokerage account, in the form of links to website hosting of the proxy materials.

•	Associates should carefully review these proxy materials and vote all of their shares. All votes are important, no matter the size of their holdings.

•	Associates may need to vote three different times in order to vote all of their holdings, depending on how many ways they own RJF shares.

•	The ways to vote each form of holding and the different deadlines applicable to each form are explained in the “Questions and Answers About Voting Your Shares” section of the proxy statement.

•	Associates can also attend the Annual Meeting and vote their shares in person if they take the required steps in advance (does NOT apply to ESOP holdings), as explained in the proxy statement.

•	To vote their shares, associates should use the unique control number(s) found on their proxy materials.

EMAIL TO ESOP PARTICIPANTS - JANUARY 19, 2016
From: RJ Home Office Communications
Subject: Important Notice to ESOP Participants: Proxy Materials for Shareholders Meeting

IMPORTANT NOTICE TO ESOP PARTICIPANTS
Proxy materials for the Raymond James Financial, Inc. Shareholders Meeting

To: All Employee ESOP Participants

Important Notice to ESOP Participants - Proxy materials for the Raymond James Financial, Inc. Shareholders Meeting to be held on February 18, 2016.

Dear Employee Participant in the Raymond James Financial, Inc. (“Company”) Employee Stock Ownership Plan (“Plan”):

The purpose of this message is to provide you with proxy materials for the 2016 Annual Meeting of Shareholders (“Annual Meeting”) of the Company. Because Company common stock has been allocated to your Plan account, you are entitled to instruct the Plan trustee how to vote these shares.

The Annual Meeting will be held on Thursday, February 18, 2016, at 4:30 p.m. (local time), at the Raymond James Financial Center, located at 880 Carillon Parkway, St. Petersburg, Florida.

Please click on the links below to access the indicated documents (the “Proxy Materials”). The Proxy Materials contain important information about the matters to be voted on at the Annual Meeting. We encourage you to access and carefully review all of the information in the Proxy Materials before instructing the Plan trustee on how to vote the shares allocated to your Plan account. The Proxy Materials consist of:

•	The Proxy Statement for the Annual Meeting; and

•	The 2015 Annual Report to Shareholders.

If you would like to receive a paper copy of the Proxy Materials, you must request one. There is no charge to you for requesting a copy. Please make your request to: Raymond James Financial, Inc., Attn: Secretary, 880 Carillon Parkway, St. Petersburg, Florida 33716. To facilitate timely delivery, all requests for a paper copy must be received by February 8, 2016.

Your proxy voting card, which contains control/identification numbers necessary for you to vote, will be mailed to your address on file with the Plan separately in hard copy. You cannot vote the shares allocated to your Plan account in person at the Annual Meeting.

The following proposals will be voted upon at the Annual Meeting:

1.	To elect eleven (11) directors to the Board of Directors, to hold office until the annual meeting of shareholders in 2017;

2.	To hold an advisory vote on executive compensation;

3.	To approve the Amended and Restated 2012 Stock Incentive Plan;

4.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2016; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.

The shares allocated to your Plan account will be voted as you instruct the Plan trustee. There are three ways to vote: by returning the proxy voting card that we are mailing separately to you, via the Internet or by telephone. Please follow the instructions included on your proxy voting card on how to vote using one of the three methods.

If you do not vote the shares allocated to your Plan account, your shares will nevertheless be voted by the trustee in the same proportion as it votes the shares of ESOP participants who have instructed the trustee on how to vote.

To allow sufficient time for voting by the trustee of the Plan, our transfer agent must receive your completed proxy voting card by no later than 5 p.m. Eastern Time on February 15, 2016.

RAYMONDJAMES.COM - SHAREHOLDERS
Shareholders' Meeting
2016 Annual Shareholders’ Meeting
Raymond James Financial, Inc.’s 2016 Annual Meeting of Shareholders will be held on Thursday, February 18, 2016, at 4:30 p.m. ET, at the company’s corporate headquarters in St. Petersburg, Florida.
For all Raymond James shareholders who are unable to attend the meeting in person, a live audio broadcast of the event will be available here during the meeting. If you are unable to listen to the live audio broadcast, a recorded version will be available here at a later date.

•	View the 2016 Proxy Statement

•	View the 2015 Annual Report

This broadcast is not a solicitation for Raymond James Financial stock.
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Shareholders' Meeting
2016 Annual Shareholders’ Meeting
Raymond James Financial, Inc.’s 2016 Annual Meeting of Shareholders was held on Thursday, February 18, 2016, at 4:30 p.m. ET, at the company’s corporate headquarters in St. Petersburg, Florida.
For all Raymond James shareholders who were unable to attend the meeting in person, an audio recording is available below:
Listen to the recording with the media player below:
[PLAY]

•	View the slideshow used during the presentation

•	View the 2016 Proxy Statement

•	View the 2015 Annual Report

This broadcast is not a solicitation for Raymond James Financial stock.

DEPARTMENT HEAD MEETING

1/19/16: Paul Matecki (or designated spokesperson)

•
This week, all RJF shareholders will receive their proxy materials by mail or email and be able to vote their shares for the Annual Meeting of Shareholders, which will be held at 4:30 p.m. ET on February 18, 2016, at the home office in St. Petersburg, Florida.

•	We encourage all shareholders to review the proxy materials and vote their shares, no matter the size of their holdings.

•	If associates own share(s) in more than one form, they may need to vote multiple times to vote all of their shares.

•	For more information on how to vote shares, see your proxy materials or search “Shareholders” on RJnet.

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2/1/16: Paul Matecki (or designated spokesperson)

•	As a reminder, all RJF shareholders should review their proxy materials and vote their shares, no matter the size of their holdings.

•	The 2016 Annual Meeting of Shareholders will be held at 4:30 p.m. ET on Thursday, February 18, at the Raymond James headquarters in St. Petersburg, Florida.

•	For more information on how to vote shares, including the deadlines applicable to different forms of share ownership, see your proxy materials or search “Shareholders” on RJnet.

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2/16/16: Paul Matecki (or designated spokesperson)

•	The 2016 Annual Meeting of Shareholders will be held at 4:30 p.m. ET this Thursday, February 18, at the Raymond James headquarters in St. Petersburg, Florida.

•	For more information on how to vote shares, including the deadlines applicable to different forms of share ownership, see your proxy materials or search “Shareholders” on RJnet.

RJNET NEWS ITEMS
Let Your Voice Be Heard: Vote Your RJF Shares!
Review the Raymond James Financial, Inc. (RJF) proxy materials, and learn how to vote your shares. Your vote is important, no matter the size of your holdings.
2016 Annual Meeting of Shareholders
All associates and shareholders are invited to attend the 2016 Annual Meeting of Shareholders, which will be held at 4:30 p.m. ET on Thursday, February 18, 2016, at the Raymond James Financial headquarters in St. Petersburg, Florida.

Voting Proposals and Guidance

The following proposals will be voted upon at the Annual Meeting:

1.	To elect eleven (11) directors to the Board of Directors, to hold office until the annual meeting of shareholders in 2017;

2.	To hold an advisory vote on executive compensation;

3.	To approve the Amended and Restated 2012 Stock Incentive Plan;

4.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2016; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.

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Reminder: Vote Your RJF Shares
Be sure to vote your RJF shares for the 2016 Annual Meeting of Shareholders held at 4:30 p.m. ET on Thursday, February 18, at the Raymond James Financial headquarters in St. Petersburg, Florida. Your vote is important, no matter the size of your holdings.

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February 18, 2016
Today: RJF Annual Shareholders Meeting
Attend or listen to a live audio broadcast of the shareholders meeting beginning at 4:30 p.m. ET.

Attend the shareholders meeting at the Raymond James Financial headquarters in St. Petersburg, Florida, beginning at 4:30 p.m. ET today in the Tower 3 Learning Center, or listen to the live audio broadcast here on raymondjames.com.

More Information
The 2016 proxy statement and 2015 annual report are available at raymondjames.com under Our Company > Investor Relations > Shareholders Meeting.

WEEKLY DIGEST

January 19

HOM; RJ&A
RJF Shareholders: Let your Voice Be Heard
Beginning this week, all RJF shareholders will receive proxy materials by mail or email. Review your materials, and learn how to vote your shares, no matter the size of your holdings. See details.

FID; IAD; ICD
RJF Shareholders: Let your Voice Be Heard
If you own RJF common stock in your own portfolio, you will receive your proxy materials this week. Review the materials and vote your shares, no matter the size of your holdings. Learn more.

February 2

HOM
RJF Shareholders: Your Vote Matters
All RJF shareholders have the right to vote. Learn how to vote all of your shares, and save the date for the 2016 Annual Meeting of Shareholders at 4:30 p.m. ET on Thursday, February 18.

RJ&A
RJF Shareholders: Your Vote Matters
All RJF shareholders have the right to vote. Learn how to vote all of your shares.

FID; IAD; ICD
RJF Shareholders: Your Vote Matters
If you own RJF common stock in your own portfolio, we encourage you to review your RJF proxy materials, delivered by mail or email, and vote all of your shares.

February 9

HOM; RJ&A
3 Ways to Vote Your RJF Shares
Depending on how many different ways you own RJF shares, you may need to vote several times in order to vote all your shares. We encourage you to consider the items on the ballot, see the board’s recommendations, and learn how to vote.

FID; IAD; ICD
Remember to Vote Your RJF Shares
If you own RJF common stock in your own portfolio, we encourage you to review the proxy materials, consider the items on the ballot and the board’s recommendations and the various ways to vote your shares.

February 16

HOM; RJ&A
RJF Shareholders Meeting Thursday: Last Chance to Vote
We encourage you to review the proxy materials, the board’s recommendations and voting instructions. Then, attend or listen to a live audio broadcast of the shareholders meeting beginning at 4:30 p.m. ET on February 18, in the Tower 3 Learning Center in St. Pete.

FID; ICD; IAD
RJF Shareholders Meeting Thursday: Last Chance to Vote
If you own RJF common stock in your own portfolio, we encourage you to review the proxy materials, the board’s recommendations and voting instructions, and vote your shares. Then, listen to a live audio broadcast of the shareholders’ meeting beginning at 4:30 p.m. ET February 18.

RJTV SLIDES

RJF SHAREHOLDERS

Be heard

Your vote matters

RJnet Search: Shareholders

RJF SHAREHOLDERS

Be heard
Your vote matters

Vote & Attend

The Annual Shareholders' Meeting is February 18

RJnet Search: Shareholders

MEETING IN A BOX (RJA BRANCH MANAGER RESOURCES)

February Edition

Branch Manager talking points:

•
All RJF shareholders should have received their proxy materials by mail or email with instructions on how to vote their shares for the Raymond James Financial, Inc. Annual Meeting of Shareholders, which will be held at 4:30 p.m. ET on February 18, 2016, at the home office in St. Petersburg, Florida.

•	We encourage all shareholders to review the proxy materials and vote their shares, no matter the size of their holdings.

•	If shareholders own share(s) in more than one form, they may need to vote multiple times in order to vote all of their shares.

•	For more information on how to vote, see your proxy materials or search “Shareholders” on RJnet.

BREAKFAST WITH THE BOSS

2/2: Paul Reilly

•	Slide:

•	Talking points:

◦	At this point, all RJF shareholders should have received their annual report and proxy materials by mail or email.

◦	If you are a shareholder, I encourage you to review the proxy materials and vote your shares, no matter the size of your holdings.

◦	The voting deadlines for various forms of share ownership are contained in the “Questions and Answers About Voting Your Shares” section of the proxy statement.

◦	If you make the proper arrangements in advance, you can also vote in-person at the 2016 Annual Meeting of Shareholders, held here in St. Pete on February 18.

◦	For more information on how to vote your shares, see the proxy materials or search “Shareholders” on RJnet.

PRESIDENTS' NEWSLETTERS

President’s Honor Roll (RJA) and President’s Update (RJFS)

•
All RJF shareholders should have received their proxy materials by mail or email with instructions on how to vote their shares for the Raymond James Financial, Inc. Annual Meeting of Shareholders, which will be held at 4:30 p.m. ET on February 18, 2016, at the home office in St. Petersburg, Florida.

•	We encourage all shareholders to review the proxy materials and vote their shares, no matter the size of their holdings.

•	If shareholders own share(s) in more than one form, they may need to vote multiple times in order to vote all of their shares.

•	For more information on how to vote, see your proxy materials or search “Shareholders” on RJnet.

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